UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 20, 2002


                          MID-POWER SERVICE CORPORATION
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             (Exact name of registrant as specified in its charter)


     Nevada                        2-85602-D                   87-0398403
-----------------                -------------             -------------------
 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)


              3800 Howard Hughes Parkway
                      Suite 860A
                   Las Vegas, Nevada                               89109
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       (Address of principal executive offices)                 (Zip Code)


                                 (702) 214-3615
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              (Registrant's telephone number, including area code)

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                              ITEM 5. OTHER EVENTS
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Appointment of Gary G. Lawley, Ph.D., to Board of Directors

At a meeting on December 17, 2002, the Board of Directors appointed Gary G. Lawley, Ph.D., to fill the vacancy on the Board created by the resignation of Kenneth M. Emter, who resigned from the Board and from his position as Chief Financial Officer to pursue other opportunities. Dr. Lawley has more than 30 years of experience in the environmental site assessment and hazardous waste remediation fields. Since 1995, he has served as a Senior Program Manager for Corporate Quality Assurance and Health and Safety Manager for Clearwater Environmental, Inc. Dr. Lawley earned a Ph.D. in Chemistry and Aquatic Ecology in 1973 from North Texas State University, an M.S. in Terrestrial Ecology in 1965 from the University of Oklahoma, a B.S. in Biology in 1959 from East Central University, and has pursued postdoctoral studies at the University of California, Berkeley.

Legal Proceeding against Edward Mike Davis

On December 18, 2002, Mid-Power Service Corporation and its wholly-owned subsidiary, Mid-Power Resource Corporation, (the "Company") initiated litigation by filing a complaint in the District Court of Clark County, Nevada, against Edward Mike Davis. Mr. Davis is approximately a 61% stockholder of the Company and has engaged in several joint ventures with the Company.

The complaint includes causes of action for fraud, breach of warranty, and conversion associated with the Clear Creek property that the Company acquired under its merger agreement with Red Star, Inc., of which Mr. Davis was the sole stockholder. The complaint also includes causes of action for fraud, breach of fiduciary duties, breach of contract, and breach of the implied covenant of good faith and fair dealing in connection with the Colorado and Wyoming venture agreements, and a claim under Nevada's civil RICO statute related to both the merger agreement through which the Company acquired the Clear Creek property and the Colorado and Wyoming venture agreements. The complaint seeks substantial relief including monetary damages, punitive damages, rescission of the merger agreement with Red Star, Inc., and declaratory relief regarding the Company's rights under the Colorado and Wyoming venture agreements.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MID-POWER SERVICE CORPORATION


Dated:  December 20, 2002                      By:  /s/ James W. Scott
                                                  -----------------------------
                                                  James W. Scott, President

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